COMMITMENTS	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments Disclosure [Text Block]

NOTE 5 - COMMITMENTS

Capital Leases– As of December 31, 2011 and 2010 the Company had no assets under capital lease.

Operating Leases– The Company leases office and warehouse space, office equipment and an automobile under various noncancelable operating leases that extend through February 2013. Total rental expense charged to operations during the years ended December 31, 2011 and 2010 were $271,906 and $259,944, respectively. Future annual minimum lease payments for the next five years, under noncancelable operating leases with initial or remaining terms of one year or more, as of December 31, 2011, are as follows: 2012: $273,008; and 2013: $29,278; Total: $302,286.

Indemnification Agreements - The Company enters into indemnification provisions under its agreements with officers and directors and companies in its ordinary course of business, typically with business partners, customers, landlords, lenders and lessors. Under these provisions the Company generally indemnifies and holds harmless the indemnified party for losses suffered or incurred by the indemnified party as a result of the Company’s activities or, in some cases, as a result of the indemnified party’s activities under the agreement. The maximum potential amount of future payments the Company could be required to make under these indemnification provisions is unlimited. The Company has not incurred material costs to defend lawsuits or settle claims related to these indemnification agreements. As a result, the Company believes the estimated fair value of these agreements is minimal. Accordingly, the Company has no liabilities recorded for these agreements as of December 31, 2011.

Other Commitments– The Company has other commitments for consulting fees that extend through 2012 amounting to $90,400. These commitments are cancellable on 15-30 days’ notice.